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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             February 27, 2002
                                                      --------------------------


                           GTECH Holdings Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            1-11250                                   05-0450121
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


55 Technology Way, West Greenwich, Rhode Island                       02817
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (401) 392-1000


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ITEM 5.  OTHER EVENTS

On December 18, 2001, GTECH Holdings Corporation issued $175 million of 1 3/4% Convertible Debentures due 2021 (the "Convertible Debentures"). The Convertible Debentures are unsecured and unsubordinated obligations of GTECH Holdings Corporation that are jointly and severally, fully and unconditionally guaranteed by GTECH Corporation ("GTECH") and two of its wholly-owned subsidiaries: GTECH Rhode Island Corporation and GTECH Latin America Corporation (collectively with GTECH, the "Guarantor Subsidiaries").

The financial information filed as Exhibit 99.1 to this Form 8-K includes the consolidated financial statements of GTECH Holdings Corporation for the fiscal years ended 2001, 2000 and 1999. These consolidated financial statements contain the same information as the consolidated financial statements included in Part II of GTECH Holdings Corporation's Annual Report on Form 10-K filed on April 23, 2001, with the exception of new Notes S and T which provide condensed consolidating financial information for GTECH Holdings Corporation and the Guarantor Subsidiaries as required by Rule 3-10 of Regulation S-X. This condensed consolidating financial information includes the condensed consolidating balance sheets, income statements and statements of cash flows of
(i) GTECH Holdings Corporation as if it accounted for its subsidiaries on the equity method, (ii) the Guarantor Subsidiaries on a combined basis, and (iii) the non-guarantor subsidiaries on a combined basis, for the fiscal years ended 2001, 2000 and 1999 and unaudited financial statements for the most recently completed interim period dated November 24, 2001 and the corresponding period of the prior year.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1          Report of Independent Auditors

              Consolidated Balance Sheets at  -
                  February 24, 2001 and February 26, 2000

              Consolidated Income Statements -
                  Fiscal year ended February 24, 2001
                  Fiscal year ended February 26, 2000
                  Fiscal year ended February 27, 1999

              Consolidated Statements of Shareholders' Equity -
                  Fiscal year ended February 24, 2001
                  Fiscal year ended February 26, 2000
                  Fiscal year ended February 27, 1999

              Consolidated Statements of Cash Flows -
                  Fiscal year ended February 24, 2001
                  Fiscal year ended February 26, 2000
                  Fiscal year ended February 27, 1999

              Notes to Consolidated Financial Statements

99.2     Consent of Independent Auditors


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GTECH HOLDINGS CORPORATION



Date:  February 27, 2002                 By  /s/ Marc A. Crisafulli
                                         --------------------------------------
                                         Marc A. Crisafulli, Senior Vice
                                         President and General Counsel



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EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1           Report of Independent Auditors

               Consolidated Balance Sheets at  -
                        February 24, 2001 and February 26, 2000

               Consolidated Income Statements -
                        Fiscal year ended February 24, 2001
                        Fiscal year ended February 26, 2000, and
                        Fiscal year ended February 27, 1999

               Consolidated Statements of Shareholders' Equity -
                        Fiscal year ended February 24, 2001
                        Fiscal year ended February 26, 2000, and
                        Fiscal year ended February 27, 1999


               Consolidated Statements of Cash Flows -
                        Fiscal year ended February 24, 2001
                        Fiscal year ended February 26, 2000, and
                        Fiscal year ended February 27, 1999

               Notes to Consolidated Financial Statements

99.2     Consent of Independent Auditors